Tax - Schedule of Per Share Effect of the Tax Holiday (Details) - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Schedule of Per Share Effect of the Tax Holiday [Abstract]
Tax holiday effect (in Dollars)	$ 785	$ 608	$ 857
Effect of tax holiday on basic net income per share	$ 0.01	$ 0.01	$ (0.02)
Effect of tax holiday on diluted net income per share	$ 0.01	$ 0.01	$ (0.02)